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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

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                                    FORM 8-A

                FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                     PURSUANT TO SECTION 12(b) OR (g) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

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                       CONLEY, CANITANO & ASSOCIATES, INC.
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             (Exact Name of Registrant as Specified in Its Charter)


                 OHIO                                  34-1375019

  (State of Incorporation or Organization)  (I.R.S. Employer Identification no.)
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     5800 LANDERBROOK DRIVE
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      MAYFIELD HEIGHTS, OHIO                              44124
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 (Address of Principal Executive Offices)             (Zip Code)

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         If this form relates to the registration of a class of securities pursuant to Section 12(b) of the Exchange Act and is effective pursuant to General Instruction A.(c), please check the following box. [ ]


         If this form relates to the registration of a class of securities pursuant to Section 12(g) of the Exchange Act and is effective pursuant to General Instruction A.(d), please check the following box. [X]

Securities Act registration statement file number to which this form relates:
                                                                    333-59909
                                                                 ---------------
                                                                 (If applicable)
Securities to be registered pursuant to Section 12(b) of the Act:

        Title of Each Class                 Name of Each Exchange on Which
        to be so Registered                 Each Class is to be Registered
        -------------------                 ------------------------------

          NOT APPLICABLE                            NOT APPLICABLE
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Securities to be registered pursuant to Section 12(g) of the Act:

                    COMMON STOCK, WITHOUT PAR VALUE PER SHARE
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                                (Title of class)



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ITEM 1.  DESCRIPTION OF REGISTRANT'S SECURITIES TO BE REGISTERED.

         The description of the registrant's common stock, without par value per share, required by this Item is contained in the registrant's registration statement on Form S-1 (Registration No. 333-59909) under the Securities Act of 1933, filed with the Securities and Exchange Commission on July 24, 1998, as amended (the "Registration Statement"). That description, which appears in the prospectus contained in the Registration Statement under the caption "Description of Capital Stock," is incorporated herein by reference. Any prospectus related to the Registration Statement and subsequently filed by the registrant pursuant to Rule 424(b) under the Securities Act of 1933 shall be deemed to be incorporated herein.


ITEM 2.  EXHIBITS.

         I.1 Second Amended and Restated Articles of Incorporation of the registrant, incorporated by reference to Exhibit 3.1 to the Registration Statement.

         I.2 Amended and Restated Code of Regulations of the registrant, incorporated by reference to Exhibit 3.2 to the Registration Statement.


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                                    SIGNATURE

         Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.



                                       CONLEY, CANITANO & ASSOCIATES, INC.


Date:  February 19, 1999                         /s/Paul A. Farmer
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                                                Paul A. Farmer
                                                Chief Financial Officer